Exhibit 32(ii)

Certification of Eunice R. Campbell

CERTIFICATION  PURSUANT TO THE SARBANES-OXLEY ACT

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Eunice R. Campbell, Principal Financial Officer of Metaline Mining & Leasing Company (the “Company”) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.  This Annual Report on Form 10KSB of the Company for the period ended December 31, 2004 as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 14, 2005

/s/ Eunice R. Campbell

___________________________

Eunice R. Campbell

Principal Financial Officer